UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant   ☒       Filed by a Party other than the Registrant   ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
e.l.f. Beauty, Inc.
(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

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Step 1: Go to www.envisionreports.com/ELF Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ELF Online Go to www.envisionreports.com/ELF or scan the QR code - login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 031AEB + + Important Notice Regarding the Availability of Proxy Materials for the e.l.f. Beauty, Inc. Annual Meeting of Stockholders to be Held on May 21, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, Proxy Statement, Proxy Card, and Annual Report are available at: Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 N O T Easy Online Access - View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., ET, on May 21, 2019 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000415835_1 R1.0.1.18 E.L.F. BEAUTY, INC. Annual Meeting May 21, 2019 May 21, 2019 8:30 AM PDT March 25, 2019 e.l.f. Beauty, Inc 570 10th Street 3rd Floor Oakland, CA 94607 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Step 1: Go to www.envisionreports.com/ELF Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ELF Online Go to www.envisionreports.com/ELF or scan the QR code - login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 031AEB + + Important Notice Regarding the Availability of Proxy Materials for the e.l.f. Beauty, Inc. Annual Meeting of Stockholders to be Held on May 21, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, Proxy Statement, Proxy Card, and Annual Report are available at: Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 N O T Easy Online Access - View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., ET, on May 21, 2019 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000415835_1 R1.0.1.18 E.L.F. BEAUTY, INC. Annual Meeting May 21, 2019 May 21, 2019 8:30 AM PDT March 25, 2019 e.l.f. Beauty, Inc 570 10th Street 3rd Floor Oakland, CA 94607 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Step 1: Go to www.envisionreports.com/ELF Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ELF Online Go to www.envisionreports.com/ELF or scan the QR code - login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 031AEB + + Important Notice Regarding the Availability of Proxy Materials for the e.l.f. Beauty, Inc. Annual Meeting of Stockholders to be Held on May 21, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, Proxy Statement, Proxy Card, and Annual Report are available at: Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 N O T Easy Online Access - View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., ET, on May 21, 2019 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000415835_1 R1.0.1.18 E.L.F. BEAUTY, INC. Annual Meeting May 21, 2019 May 21, 2019 8:30 AM PDT March 25, 2019 e.l.f. Beauty, Inc 570 10th Street 3rd Floor Oakland, CA 94607 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Step 1: Go to www.envisionreports.com/ELF Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ELF Online Go to www.envisionreports.com/ELF or scan the QR code - login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 031AEB + + Important Notice Regarding the Availability of Proxy Materials for the e.l.f. Beauty, Inc. Annual Meeting of Stockholders to be Held on May 21, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, Proxy Statement, Proxy Card, and Annual Report are available at: Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 N O T Easy Online Access - View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., ET, on May 21, 2019 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000415835_1 R1.0.1.18 E.L.F. BEAUTY, INC. Annual Meeting May 21, 2019 May 21, 2019 8:30 AM PDT March 25, 2019 e.l.f. Beauty, Inc 570 10th Street 3rd Floor Oakland, CA 94607 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Step 1: Go to www.envisionreports.com/ELF Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ELF Online Go to www.envisionreports.com/ELF or scan the QR code - login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 031AEB + + Important Notice Regarding the Availability of Proxy Materials for the e.l.f. Beauty, Inc. Annual Meeting of Stockholders to be Held on May 21, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, Proxy Statement, Proxy Card, and Annual Report are available at: Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 N O T Easy Online Access - View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., ET, on May 21, 2019 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000415835_1 R1.0.1.18 E.L.F. BEAUTY, INC. Annual Meeting May 21, 2019 May 21, 2019 8:30 AM PDT March 25, 2019 e.l.f. Beauty, Inc 570 10th Street 3rd Floor Oakland, CA 94607 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Step 1: Go to www.envisionreports.com/ELF Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ELF Online Go to www.envisionreports.com/ELF or scan the QR code - login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 031AEB + + Important Notice Regarding the Availability of Proxy Materials for the e.l.f. Beauty, Inc. Annual Meeting of Stockholders to be Held on May 21, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, Proxy Statement, Proxy Card, and Annual Report are available at: Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 N O T Easy Online Access - View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., ET, on May 21, 2019 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000415835_1 R1.0.1.18 E.L.F. BEAUTY, INC. Annual Meeting May 21, 2019 May 21, 2019 8:30 AM PDT March 25, 2019 e.l.f. Beauty, Inc 570 10th Street 3rd Floor Oakland, CA 94607 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1